SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

THE TEARDROPPERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197889	46-2407247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Newport Center Dr. Ste. 230	92660
Newport Beach, Ca.
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 751-2173

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 16, 2019, the Registrant dismissed Haynie & Company, Salt Lake City, Utah, (“Haynie”) from its role as the independent certifying accountant for Teardroppers, Inc. (the “Company”). On September 13, 2019 the Company engaged Assurance Dimensions 5489 Wiles Road Unit 303 Coconut Creek, FL 33073 (“Assurance”), as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Haynie to Assurance was approved unanimously by our board of directors.

The reports of Haynie on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie, would have caused Haynie to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie with a copy of this Form 8-K and requested that Haynie furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynnie agrees with the above statements. A copy of such letter, dated September 19, 2019, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Assurance regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Assurance concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit Number	Description

16.1	Letter from Haynie & Company dated September 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teardroppers, Inc.

Dated: September 20, 2019	By: /s/ Cody Ware

Cody Ware, Chief Executive Officer

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